LOOMIS SAYLES RETAIL EQUITY FUNDS

Supplement dated August 25, 2008 to the Loomis Sayles Retail Equity Funds Prospectus dated

February 1, 2008, as may be revised and supplemented from time to time.

This supplement replaces the supplement dated June 17, 2008.

LOOMIS SAYLES TAX-MANAGED EQUITY FUND

On August 22, 2008, the Loomis Sayles Tax-Managed Equity Fund was liquidated.

The Loomis Sayles Tax-Managed Equity Fund no longer exists, and as a result shares of the Fund are no longer available for purchase or exchange.

LOOMIS SAYLES RETAIL FUNDS

Supplement dated August 25, 2008, to the Loomis Sayles Retail Funds Statement of Additional Information dated

February 1, 2008, as may be revised and supplemented from time to time.

LOOMIS SAYLES TAX-MANAGED EQUITY FUND

On August 22, 2008, the Loomis Sayles Tax-Managed Equity Fund was liquidated.

The Loomis Sayles Tax-Managed Equity Fund no longer exists, and as a result shares of the Fund are no longer available for purchase or exchange.